EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Special Meeting of Shareholders
Legg Mason Partners Fund Advisor, LLC
620 Eighth Avenue
New York, NY 10018
on September 24, 2014

DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR ON THE INTERNET

Please detach at perforation before mailing.

PROXY	LEGG MASON PARTNERS VARIABLE EQUITY TRUST	PROXY
LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2014

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Target Fund”), a series of Legg Mason Partners Variable Equity Trust, hereby appoints Robert I. Frenkel, Thomas C. Mandia, Harris C. Goldblat and Barbara J. Allen attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Target Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Target Fund to be held on September 24, 2014, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and Prospectus dated August 15, 2014 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” approval of the Proposal.

VOTE ON THE INTERNET: www.proxy-direct.com
VOTE BY PHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. Receipt of the Notice and the Proxy Statement and Prospectus, dated August 15, 2014 is hereby acknowledged.

Signature(s)

Title(s), if applicable

Date	LMIC_25906_081314

PLEASE VOTE BY PHONE OR ON THE INTERNET TODAY.
IF YOU VOTE BY MAIL, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TODAY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on September 24, 2014.
The Proxy Statement and Prospectus for this meeting are available at:
https://www.proxy-direct.com/lmp-5906

PLEASE VOTE BY PHONE OR ON THE INTERNET TODAY.
 IF YOU VOTE BY MAIL, PLEASE SIGN, DATE AND MAIL THIS
PROXY CARD TODAY.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE TARGET FUND’S BOARD OF TRUSTEES.
PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE:       ■

	FOR	AGAINST	ABSTAIN
1.
To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the transfer of all of the assets of Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Target Fund”), a series of Legg Mason Partners Variable Equity Trust (the “Trust”), to 1919 Variable Social Responsive Balanced Fund (the“Acquiring Fund”), a series of Trust for Advised Portfolios, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution to shareholders of the Target Fund on a pro rata basis of shares of the Acquiring Fund.
	☐	☐	☐

HAS YOUR ADDRESS CHANGED?

YOUR VOTE IS IMPORTANT.
PLEASE VOTE BY PHONE OR ON THE INTERNET TODAY.
IF YOU VOTE BY MAIL, PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY USING THE ENCLOSED ENVELOPE.
LMIC_25906_081314

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card and
return in the postage-paid envelope

DO NOT MAIL YOUR VOTING INSTRUCTION CARD WHEN YOU VOTE BY PHONE OR ON THE INTERNET.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	LEGG MASON PARTNERS VARIABLE EQUITY TRUST	VOTING INSTRUCTION CARD
LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO (the “Target Fund”)
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2014

[INSURANCE COMPANY NAME DROP-IN]
The undersigned hereby authorizes the above-referenced Insurance Company (the “Company”) to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on September 24, 2014, at 10:00 a.m., Eastern time, and at any adjournment or postponement thereof, all of the shares of the Target Fund which are attributable to his or her contract or interest therein as directed on the reverse side of this card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instruction Card or return it unsigned, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Target Fund actually received from contract owners in the Separate Account.

VOTE ON THE INTERNET: www.proxy-direct.com
VOTE BY PHONE: 1-866-298-8476

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. Receipt of the Notice and the Proxy Statement and Prospectus, dated August 15, 2014 is hereby acknowledged.

Signature(s)

Title(s), if applicable

Date	LMIC_25906_081314-VI

PLEASE VOTE BY PHONE OR ON THE INTERNET TODAY.
IF YOU VOTE BY MAIL, PLEASE SIGN, DATE, AND MAIL THIS VOTING INSTRUCTION CARD TODAY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on September 24, 2014.
The Proxy Statement and Prospectus for this meeting is available at:
https://www.proxy-direct.com/lmp-25906

PLEASE VOTE BY PHONE OR ON THE INTERNET TODAY.
IF YOU VOTE BY MAIL, PLEASE SIGN, DATE AND MAIL THIS
VOTING INSTRUCTION CARD TODAY.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE TARGET FUND’S BOARD OF TRUSTEES.
PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE:       ■

	FOR	AGAINST	ABSTAIN
1.
To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the transfer of all of the assets of Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Target Fund”), a series of Legg Mason Partners Variable Equity Trust (the “Trust”), to 1919 Variable Socially Responsive Balanced Fund (the “Acquiring Fund”), a series of Trust for Advised Portfolios, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution to shareholders of the Target Fund on a pro rata basis of shares of the Acquiring Fund.
	☐	☐	☐

YOUR VOTE IS IMPORTANT.
PLEASE VOTE BY PHONE OR ON THE INTERNET TODAY.
IF YOU VOTE BY MAIL, PLEASE SIGN, DATE, AND MAIL THIS VOTING INSTRUCTION CARD TODAY USING THE ENCLOSED ENVELOPE.
LMIC_25906_081314-VI